Borrower: PENN OCTANE CORPORATION  Lender: Bay Area Bank
          900 VETERANS BLVD.               900 Veterans Blvd.
          SUITE 240                        P.O. Box 2579
          REDWOOD CITY, CA 94063           Redwood City, CA 94064

Principal Amount: $251,495.00 Initial Rate: 11.50% Date of Note: April 2, 1997

PROMISE TO PAY, PENN OCTANE CORPORATION ("Borrower") promises to pay to Bay Area Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Fifty One Thousand Four Hundred Ninety Five & 00/100 Dollars ($251,495.00), together with interest on the unpaid principal balance from April 2, 1997, until paid in full.

PAYMENT.   Subject to any payment changes resulting from changes in the Index,
Borrower will pay this loan in accordance with the following payment schedule:

     STAND-BY  LETTER  OF  CREDIT  IN  FAVOR  OF COUNTY SANITATION DISTRICT OF
ORANGE  COUNTY.    PAYMENT  IS  ON  DEMAND.

Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Rate as listed in The Wall Street Journal "Money Rates" section, referred to as "Prime Rate" (the "Index"). The index is not necessarily the lowest charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each month and is based ont he published rate in effect on the first business day each month. If more than one Prime Rate is published, the prime rate chosen shall be solely at Bank's option. The Index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3,000 percentage points over the Index, resulting in a current rate of 11.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or Loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default (a) cures the default within fifteen
(15) days; or (b) if the cure requires more than fifteen (15) days immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on the Note to 8,000 percentage points over the Index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lenders request to submit to the jurisdiction of the courts of San Mateo County, the State of California. This Note shall be governed by and construed in accordance  with  the  laws  of  the  State  of  California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $12.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

ADDITIONAL PROVISIONS - GUARANTOR. AS AN INDUCEMENT TO LENDER TO EXTEND OR CONTINUE CREDIT TO BORROWER, THE UNDERSIGNED AGREE(S) NOT TO FURTHER PLEDGE, ENCUMBER OR SELL THE REAL PROPERTY LOCATED AT 26280 DORI LANE, LOS ALTOS HILLS, CA. IN ADDITION, IN THE EVENT OF BORROWER'S DEFAULT UNDER THE TERMS OF ANY NOTE OR SECURITY AGREEMENT EXECUTED IN FAVOR OF LENDER, THE UNDERSIGNED AGREE(S) TO EXECUTE A DEED OF TRUST IN FAVOR OF LENDER COVERING THE ASSET LISTED ABOVE.

GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

     PRIOR  TO  SIGNING  THIS  NOTE,  BORROWER  READ  AND  UNDERSTOOD  ALL THE
PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TOT HE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER::
PENN  OCTANE  CORPORATION

/S/  JEROME  B.  RICHTER,  PRESIDENT/ASSISTANT  SECRETARY